FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      December 1, 2001
                                                      ----------------

                          Caithness Coso Funding Corp.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   333-83815               94-3328762
          --------                   ---------               ----------
  (State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)

    Coso Finance Partners           California               68-0133679
    Coso Energy Developers          California               94-3071296
    Coso Power Developers           California               94-3102796
    ---------------------           ----------               ----------
(Exact names of Registrants as    (State or other          (IRS Employer
  specified in their charters)    jurisdiction of         Identification No.)
                                  incorporation)


1114 Avenue of the Americas, 41st Floor, New York, New York    10036-7790
-----------------------------------------------------------    ----------
             (Address of principal executive offices)        (Zip Code)

   Registrant's telephone number, including area code    (212) 921-9099
                                                         --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 5.      Other Events.


The Coso projects consist of three 80 MW geothermal power plants, called Navy I, BLM and Navy II (together, the "Coso Partnerships"), their transmission lines, wells, gathering system and other related facilities. The Coso projects are located near one another in the Mojave Desert approximately 150 miles northeast of Los Angeles, California, and have been generating electricity since the late 1980's. The Coso Partnerships sell 100% of the electrical energy generated at the plants to Southern California Edison ("Edison") under three long-term Standard Offer No. 4 power purchase agreements.

Caithness Coso Funding Corp. ("Funding Corp.") is a single-purpose Delaware Corporation formed to issue senior secured notes ("Notes") for its own account and as an agent acting on behalf of the Coso Partnerships. On May 28, 1999, Funding Corp. sold $413,000,000 of senior secured notes. Pursuant to separate credit agreements between Funding Corp. and each partnership, the net proceeds from the offering of the Notes were loaned to the Coso Partnerships. Payment of the Notes is provided for by payments made by the Coso Partnerships to Funding Corp. under their respective project loans. Funding Corp. has no material assets, other than the project loans, and does not conduct any operations apart from issuing the Notes and making the project loans to the partnerships.

Edison's failure to make payments to the Coso partnerships, which led to an uncollected amount of approximately $109 million for the period November 1, 2000 to March 26, 2001, was due to its liquidity crisis caused in large part by its inability to pass through procurement costs to its ratepayers. As previously disclosed, Edison entered into an agreement (the "Agreement") with the Coso Partnerships on June 19, 2001, that addressed renewable energy pricing and payment issues. The Agreement, which required consent or action on behalf of certain governing authorities, confirmed the $109 million amount due to the Coso Partnerships (such amount, the "Stipulated Amount") as well as terms for the payment of interest at 7% per annum ("Interest") on the Stipulated Amount.

Under the terms of the Agreement, Edison paid 10% of the Stipulated Amount and the required Interest on June 21, 2001. Additionally, Edison continues to pay Interest monthly on the unpaid balance of the Stipulated Amount. Subsequent to its execution, the California State Legislature failed to enact legislation to implement the Agreement.

In November of 2000, Edison initiated litigation against the California Public Utilities Commission ("CPUC"), seeking the right to recover all of its non-reimbursed costs from ratepayers under the Federal Filed Rate Doctrine. In October of 2001, Edison reached a settlement (the "Settlement") with the CPUC which will allow them to recover all of their non-reimbursed procurement costs from ratepayers over a period of time. Among other things, the Settlement was designed to restore the creditworthiness of Edison as rapidly as reasonably practical.

Following the Settlement on November 30, 2001, the Coso Partnerships and Edison entered into an amendment to the Agreement (the "Amendment") to reset payment terms for the balance of the Stipulated Amount and Interest owed to the Coso Partnerships. The Amendment, which is subject to CPUC approval, also established fixed energy rates. More specifically, the Amendment provides for the following:

* Continued interest payments until the outstanding balance of the Stipulated Amount is paid in full;

* Final payment of the outstanding balance of the Stipulated Amount within five (5) business days after the earlier occurs: (i) Edison's payment to creditors exceeds a defined amount set forth in the Amendment; or (ii) Edison obtains financing exceeding a certain level specified in the Amendment; and

* Established May 1, 2002 as the date when the Coso Partnerships will begin receiving a fixed Short Run Avoided Cost rate of 5.37 cents/kWh for five
     (5) years.

While management of the Coso Partnerships has been involved in negotiating the Amendment with Edison, there can be no assurance that approval will be granted by the CPUC.

Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Coso Partnerships to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of the Coso Partnerships. In connection with the safe harbor provisions of the Reform Act, the Coso Partnerships have identified important factors that could cause actual results to differ materially from such expectations, including resolution of the energy crisis in California, operating uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrants' SEC filings incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  December 4, 2001            CAITHNESS COSO FUNDING CORP.,
                                   a Delaware corporation

                                   By: /S/ CHRISTOPHER T. MCCALLION
                                       ----------------------------
                                           Christopher T. McCallion
                                           Executive Vice President &
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)


                                   COSO FINANCE PARTNERS
                                   a California general partnership

                                   By: New CLOC Company, LLC,
                                          its Managing General Partner

                                   By: /S/ CHRISTOPHER T. MCCALLION
                                       ----------------------------
                                           Christopher T. McCallion
                                           Executive Vice President &
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)


                                   COSO ENERGY DEVELOPERS
                                   a California general partnership

                                   By: New CHIP Company, LLC,
                                          its Managing General Partner

                                   By: /S/ CHRISTOPHER T. MCCALLION
                                       ----------------------------
                                           Christopher T. McCallion
                                           Executive Vice President &
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)


                                   COSO POWER DEVELOPERS
                                   a California general partnership

                                   By: New CTC Company, LLC,
                                          its Managing General Partner

                                   By: /S/ CHRISTOPHER T. MCCALLION
                                       ----------------------------
                                           Christopher T. McCallion
                                           Executive Vice President &
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)